EXHIBIT 32.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1)           The accompanying Blackhawk Biofuels, LLC Annual Report on Form 10-KSB for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 31, 2008

/s/ RONALD MAPES
Ronald Mapes
Chair (principal executive officer)

/s/ RONALD FLUEGEL
Ronald Fluegel
Treasurer (principal financial and accounting officer)